                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     September 9, 2005
                                                --------------------------------

                J.P. Morgan Chase Commercial Mortgage Securities
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          Corp. (Exact name of registrant as specified in its charter)

        New York                      333-126661                  13-3789046
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

      270 Park Avenue
      New York, New York                                         10017
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      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code      (212) 834-9280
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

                   Attached as Exhibit 99.1 is the Structural and Collateral
Term Sheet (as defined in the no-action letter issued by the staff of the
Securities and Exchange Commission (the "Commission") on February 17, 1995, to
the Public Securities Association) furnished to the Registrant by J.P. Morgan
Securities Inc., ABN AMRO Incorporated, PNC Capital Markets, Inc. KeyBanc
Capital Markets, a Division of McDonald Investments Inc. and Deutsche Bank
Securities Inc. (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through
Certificates, Series 2005-LDP4 (the "Offered Certificates").

                  The Offered Certificates will be offered pursuant to a
Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3
(No. 333-126661) (the "Registration Statement"). The Registrant hereby incorporates the Structural and Collateral Term Sheet by reference in the
Registration Statement.

                  The Structural and Collateral Term Sheet was prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheet.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits

          (c)     Exhibits



Item 601(a)
of Regulation S-K
Exhibit No.                        Description
-----------                        -----------

(99.1)                             Structural and Collateral Term Sheet prepared
                                   by J.P. Morgan Securities Inc., ABN AMRO
                                   Incorporated, PNC Capital Markets, Inc.
                                   KeyBanc Capital Markets, a Division of
                                   McDonald Investments Inc. and Deutsche Bank
                                   Securities Inc. in connection with certain
                                   classes of the J.P. Morgan Chase Commercial
                                   Mortgage Securities Corp., Commercial
                                   Mortgage Pass-Through Certificates, Series
                                   2005-LDP4.


SIGNATURE
---------

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 14, 2005

                                               J.P. MORGAN CHASE COMMERCIAL
                                               MORTGAGE SECURITIES CORP.

                                               By: /s/ Charles Y. Lee
                                                   -----------------------------
                                                   Name:  Charles Y. Lee
                                                   Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.        Description                                    Electronic (E)
-----------        -----------                                    --------------

(99.1)             Structural and Collateral Term Sheet                 E
                   prepared by J.P. Morgan Securities Inc.,
                   ABN AMRO Incorporated, PNC Capital
                   Markets, Inc. KeyBanc Capital Markets, a
                   Division of McDonald Investments Inc. and
                   Deutsche Bank Securities Inc. in
                   connection with certain classes of the
                   J.P. Morgan Chase Commercial Mortgage
                   Securities Corp., Commercial Mortgage
                   Pass-Through Certificates, Series
                   2005-LDP4.
